UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14C INFORMATION

________________

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.     )

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

CODE CHAIN NEW CONTINENT LIMITED

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

CODE CHAIN NEW CONTINENT LIMITED

c/o Code Chain New Continent Limited
Flat 1512, 15F, Lucky Centre,

No.165-171 Wan Chai Road

Wan Chai, Hong Kong

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
A MAJORITY OF THE OUTSTANDING VOTING STOCK OF
CODE CHAIN NEW CONTINENT LIMITED

This notice and accompanying Information Statement are furnished to the holders of shares of the common stock, par value $0.0001 per share (“Common Stock”), of Code Chain New Continent Limited, a Nevada corporation (“we,” “us,” “our” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below.

On November 29, 2022, the Board of Directors (the “Board”) and majority stockholders (the “Consenting Stockholders”) holding an aggregate of 936,001 shares of Common Stock issued and outstanding as of November 29, 2022 took action by written consent to approve a change of its corporate name from “Code Chain New Continent Limited” to “GD Culture Group Limited” (the “Name Change”) and an amendment (the “Amendment”, a form of which is attached hereto as Exhibit A) to the Company’s Articles of Incorporation for purpose of the Name Change. The Board also approved to change the ticker symbol of the Common Stock and warrants to purchase one-thirtieth of one shares of Common Stock at a price of $172.50 per whole share (the “Warrants”) to “GDC” and “GDCW”, respectively (the “Symbol Change”).

Stockholders of record at the close of business on December 14, 2022 are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Amendment and Name Change will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We anticipate that the Amendment, the Name Change and the Symbol Change will become effective on or about January 10, 2023.

Attached hereto for your review is an Information Statement relating to the Amendment, the Name Change and the Symbol Change. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,
Date: December 20, 2022	/s/ Hongxiang Yu
Hongxiang Yu Chief Executive Officer, President and Chairman of the Board

CODE CHAIN NEW CONTINENT LIMITED

c/o Code Chain New Continent Limited
Flat 1512, 15F, Lucky Centre,

No.165-171 Wan Chai Road

Wan Chai, Hong Kong

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about December 20, 2022 to the stockholders of record, as of December 14, 2022 (the “Record Date”), of Code Chain New Continent Limited, a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Information Statement is being circulated to advise stockholders of certain actions already approved and taken without a meeting by written consent of stockholders who hold a majority of the voting power of our common stock, par value $0.0001 per share (“Common Stock”).

Pursuant to Nevada Revised Statutes (“NRS”) 78.385, any corporation may amend its articles of incorporation by changing the name of the corporation. Pursuant to NRS 78.390, the board of directors must adopt a resolution setting forth the proposed amendment to the articles of incorporation and submit the proposed amendment to the stockholders for approval. An amendment to the articles of incorporation shall be approved by stockholders holding shares in the corporation representing at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of

NRS 78.320 permits the stockholders of a Nevada corporation to take action without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the action described in this Information Statement.

On November 29, 2022, the Board of Directors (the “Board”) and majority stockholders (the “Consenting Stockholders”) holding an aggregate of 936,001 shares of Common Stock issued and outstanding as of November 29, 2022 took action by written consent to approve a change of its corporate name from “Code Chain New Continent Limited” to “GD Culture Group Limited” (the “Name Change”) and an amendment (the “Amendment”, a form of which is attached hereto as Exhibit A) to the Company’s Articles of Incorporation for purpose of the Name Change. The Board also approved to change the ticker symbol of the Common Stock and warrants to purchase one-thirtieth of one shares of Common Stock at a price of $172.50 per whole share (the “Warrants”) to “GDC” and “GDCW”, respectively (the “Symbol Change”).

Approval by the holders of at least a majority of the outstanding shares of Common Stock was required to approve the Amendment and the Name Change pursuant to the NRS, the Company’s Articles of Incorporation and Bylaws. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

Overview

On November 29, 2022, the Board and the Consenting Stockholders approved the Name Change, which will change the Company’s name from “Code Chain New Continent Limited” to “GD Culture Group Limited”, and the Amendment, which will reflect the Name Change in the Company’s Articles of Incorporation. The Board also approved the Symbol Change, which will change the ticker symbol of the Common Stock and the Warrants to “GDC” and “GDCW”,

Purpose of the Name Change and the Symbol Change

The purpose of the Amendment, Name Change and Symbol Change is part of our rebranding and marketing efforts focused on a more diverse series of products and services that we provide.

Potential Effects of Proposed Name Change and the Symbol Change

The Amendment, Name Change and Symbol Change will affect all holders of our Common Stock and other securities uniformly. The Name Change and Symbol Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our Company.

The Amendment, Name Change and Symbol Change will not change the terms of our Common Stock, the Warrants, or other securities. After the Name Change and Symbol Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock and other securities will remain fully paid and non-assessable.

Furthermore, the Name Change and the Symbol Change will result in a change in the CUSIP numbers of our Common Stock and Warrants. We will provide definitive information on the new CUSIP numbers in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of the Name Change and the Symbol Change.

Stockholders will not be requested to surrender for exchange any stock certificates or warrant certificates they hold. On and after the effective date of the Name Change and Symbol Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the effective date of the Amendment, newly issued stock certificates will bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Dissenter’s Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement, because, among other reasons, our shares will continue to list on Nasdaq Capital Market.

Approval and Effectiveness

Pursuant to NRS 78.385 and 78.390, the approval of the corporate name change required a majority of the Company’s outstanding voting stock.

As of the close of business on the Record Date, we had 1,837,136 shares of Common Stock outstanding. Holders of shares of Common Stock are entitled to cast one vote per share. The Consenting Stockholders held 936,001 shares of Common Stock as of the Record Date, representing 50.95% of the voting power of all shares of Common Stock. Accordingly, the Amendment and Name Change were approved by a majority of the Company’s voting power of Common Stock.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendment, the Name Change and the Symbol Change will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders.

Our Common Stock is currently listed on the Nasdaq Capital Market. We are required to notify Nasdaq of the Name Change and the Symbol Change. Specifically, we are required to notify Nasdaq of the Symbol Change no later than two business days prior to the change and the Name Change no later than ten calendar days after the change.

In addition, our Warrants are quoted on the OTCQB. We are required to notify the Financial Industry Regulatory Authority (FINRA) of the Name Change and the Symbol Change at least ten days prior to the effective date.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 200,000,000 shares of Common Stock with a par value of $0.0001 per share and 20,000,000 shares of preferred stock with a par value of $0.0001 per share. As of the Record Date, there were 1,837,136 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share. As of the Record Date, there was no preferred stock issued and outstanding.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

On November 29, 2022, the Board unanimously approved the Name Change and the Symbol Change. Subsequent to the Board’s approval of the Name Change and the Symbol Change, and the Consenting Stockholders approved the Name Change and the Symbol Change. The Consenting Stockholders and its approximate ownership percentage of our voting stock as of November 29, 2022, which total in the aggregate a majority of the voting rights under our Bylaws, were as follows:

Name of Beneficial Holders(1)	Shares Beneficially Held	Percent of Total Shares Outstanding(2)
Wei Xu	387,340	21.08%
Hongxiang Yu	210,000	11.43%
Yimin Jin	144,491	7.87%
Shuang Zhang	90,000	4.90%
Bibo Lin	40,000	2.18%
Havesuccess Investments Limited(3)	23,584	1.28%
ACT Power Limited(4)	20,293	1.10%
Citi Profit Investment Group Limited(5)	20,293	1.10%
Total	936,001	50.95%

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(1)      Unless otherwise indicated, the business address of each of the individuals is the address of Code Chain New Continent Limited, Flat 1512, 15F, Lucky Centre, No.165-171 Wan Chai Road, Wan Chai, Hong Kong.

(2)      Calculated based on the 1,837,136 shares of Common Stock issued and outstanding as of November 29, 2022.

(3)      Huazhen Ling is the sole shareholder and sole director of and is deemed the beneficial owner of Havesuccess Investments Limited.

(4)      Xianhua Zhou is the sole shareholder and sole director of and is deemed the beneficial owner of ACT Power Limited.

(5)      Shaohua Zhou is the sole shareholder and sole director of and is deemed the beneficial owner of Citi Profit Investment Group Limited.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock and preferred stock as of November 29, 2022 by the following persons:

•        Each person known by the Company to beneficially own more than 5% of the Company’s outstanding Common Stock;

•        Each of the named executive officers (as defined in Item 402 of Regulation S-K);

•        Each of our directors, and

•        All of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from November 29, 2022, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from November 29, 2022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers
Hongxiang Yu Chief Executive Officer, President and Chairman of the Board	210,000	11.43%
Yi Li, Chief Financial Officer	0	—
Shuang Zhang, Vice President	90,000	4.90%
Mingyue Cai, Director	0	—
Junhong He, Director	0	—
Jing Zhang, Director	0	—
All officers and directors as a group (6 persons):	300,000	16.33%

5% Beneficial Owner
Wei Xu	387,340	21.08%
Yimin Jin	144,491	7.87%

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(1)      Calculated on the basis of 1,837,136 issued and outstanding shares of Common Stock as of November 29, 2022. Each share of Common Stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders.

Changes in Control

We are unaware of any contract of other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to c/o Code Chain New Continent Limited, Flat 1512, 15F, Lucky Centre, No.165-171 Wan Chai Road, Wan Chai, Hong Kong, Attn: Hongxiang Yu, Chief Executive Officer, President and Chairman of the Board, or by telephoning the Company at +852-95791074.

Our principal executive office is located at c/o Code Chain New Continent Limited, Flat 1512, 15F, Lucky Centre, No.165-171 Wan Chai Road, Wan Chai, Hong Kong. Our corporate website is http://www.ccnctech.com and our phone number is at +852-95791074.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

•        Any director or officer of our Company,

•        Any proposed nominee for election as a director of our Company, and

•        Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Amendment, the Name Change or the Symbol Change.

PROPOSALS BY SECURITY HOLDERS

The Board knows of no other matters or proposals other than the actions described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s Common Stock.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to c/o Code Chain New Continent Limited, Flat 1512, 15F, Lucky Centre, No.165-171 Wan Chai Road, Wan Chai, Hong Kong, Attn: Hongxiang Yu, Chief Executive Officer, President and Chairman of the Board, or by telephoning the Company at +852-95791074.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

CODE CHAIN NEW CONTINENT LIMITED
Date: December 20, 2022	/s/ Hongxiang Yu
Hongxiang Yu Chief Executive Officer, President and Chairman of the Board

Exhibit A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.      Entity Information:

Name of entity as on file with the Nevada Secretary of State:

Code Chain New Continent Limited

Entity or Nevada Business Identification Number (NVID):

NV20181232519

2.      [intentionally omitted]

3.      Certificate of Amendment to Articles of incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.95%

4.      Effective date of filing: (optional)

5.      Information Being Changed: (Domestic corporations only)

Changes to take the following effect:

The entity name has been amended.

Article 1 Name of Corporation: GD Culture Group Limited

5.      Signature: (required)

Signature of Officer or Authorized Singer

Title

*       If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

A-1